PART 1: APPLICATION FOR VARIABLE LIFE INSURANCE TO:
      THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (EQUITABLE)
          Home Office: 1290 Avenue of the Americas, New York, NY 10104

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1. PROPOSED INSURED (Print Name as it is to appear on the policy)                                              Please print in ink.
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
A. Title: [ ] Mr. [ ] Mrs. [ ] Ms. [ ] Miss [ ] Other Title______________________________________
B. Name:___________________________________________________________________________________________________   C.  Sex [ ] M  [ ] F
                           First                    Middle                     Last
D. Date of Birth:______________________ E. Driver's Lic. No. & State______________________  F. Place of Birth:______________________
                    (Month/Day/Year)
G. Soc. Sec. or Tax ID No.________________________  H. Previous/Other Name (If Applicable)__________________________________________
I. U.S. Citizen?  Yes  No* If No, Country______________ U.S. Visa type (if any) _________ Passport and U.S. Visa # (if any)_________
J. Is the Proposed Insured either: (1) A senior military, governmental, or political official in a non-U.S. country, or (2) Closely associated with or an immediate family member of such official? Yes [ ] No [ ] If Yes, identify the name of the official, office held and country.
   _________________________________________________________________________________________________________________________________
K. Residence/Care of:_____________________________________________________________________________________  Years there? ___________
   Current:______________________________________________________________________________________  #________________________________
                                                               No. & Street                             Apt./Suite/Bldg.
               _____________________________________________________________________________________
                             City/Municipality   County/Parish State   Zip + 4 Code
                    (If address is a P.O. box or not actual residence, proof of residence required.)

   Previous: (If less than 2 years at current)______________________________________________________________________________________
                                               No. & Street                          City               State         Zip + 4 Code
L. Tel.: (1) Day _____________________________ (2) Evening_________________________  M. Currently employed?[ ]Yes [ ] No [ ] Retired
N. Current Occupation(s): (1) Title:____________________________  (2) Duties:________________________ (3) How long?_________________
                                    If less than 1 year at current occupation, give previous in Special Instructions.
O. Employer Name:___________________________________________________________________________________________________________________
P. Employer Address:________________________________________________________________________________________________________________
                                           No. & Street                          City             State            Zip + 4 Code
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2. POLICYOWNER
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A. THE OWNER IS: (1) [ ] Proposed Insured
   (2) [ ] OTHER: (A) [ ] Individual [ ](B) Corporation (C) [ ] Partnership (D) [ ] Trust  Mo.____ Day____ Yr._____
       (E)[ ] Qualified Plan
       (F) Name of Person __________________________________________________________________________________________________________
                                          First                              Middle                                   Last
____________________________________________________________________________________________________________________________________
                                                                    Name of firm or plan
       (G) If an individual, indicate: [ ] Mr. [ ] Mrs. [ ] Ms. [ ] Miss [ ] Other Title__________ (h) Relationship to Insured______
B. OWNER'S MAILING ADDRESS:  Same as -- [ ] Current Residence (1.k.)
      Other:
    Care of:C/O_____________________________________________________________________________________________________________________

            ______________________________________________________________________________________ _________________________________
                                          No. & Street                                                      Apt./Suite/Bldg.
            ________________________________________________________________________________________________________________________
                                City/Municipality       County/Parish        State           Zip + 4 Code
  (If address is a P.O. box or not actual residence, proof of residence required. For non-individuals, enter principal business address and mailing address, if different)
C. Tel.: (1) Day____________________________ (2) Evening__________________________  D. Currently employed?[ ] Yes [ ] No [ ] Retired
E. Current Occupation(s): (1) Title:__________________________________ (2) Duties:________________________ (3) How long?____________
                             If less than 1 year at current occupation, give previous in Special Instructions.
F. Employer Name:___________________________________________________________________________________________________________________
G. Employer Address:________________________________________________________________________________________________________________
                                      No. & Street                          City             State             Zip + 4 Code
H. Answer if Policyowner is not Proposed Insured: (1) Soc. Sec. Or Tax I.D. No.__________________ (2) Date of Birth:________________
                                                                                                                    (Month/Day/Year)
I. U.S. Citizen? [ ] Yes [ ] No* If No, Country__________ U.S. Visa type (if any)_________ Passport # & U.S. Visa # (if any)________
J. Is the Owner either: (1) A senior military, governmental, or political official in a non-U.S. country, or (2) Closely associated with or an immediate family member of such official? Yes [ ] No [ ] If Yes, identify the name of the official, office held and country.
   _________________________________________________________________________________________________________________________________
K. SUCCESSOR OWNER (if desired) Give full name:____________________________________________  and Relationship to Insured:___________
If the Owner or Successor Owner is other than the Proposed Insured, and if all persons so designated die before the Proposed
Insured, the Owner will be the estate of the last such person to die, except where the Proposed Insured is a child. In cases where the Proposed Insured is a child and the Owner or Successor Owner dies before the insured child, the child will be the Owner unless otherwise designated. In such designation, include Owner's full name and relationship to the child, and the Owner's social security or tax number.
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*  If the Proposed Insured and/or Policyowner is not a U.S. person (U.S. Citizen or U.S. Corporation, Partnership, or Trust
   established or organized under the laws of a state or the United States) then he, she or it may have to provide additional documentation, including IRS form W-8 BEN.
3. BENEFICIARY fOR INSURANCE ON PROPOSED INSURED. Include Full Name and Relationship to Proposed Insured and %. If more than one, indicate %. Total must equal 100%. If additional space is needed, please use Section 20.
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A.  Primary Beneficiary(ies): Name(s)        Relationship         %         Name(s)       Relationship                       %
 Relationship       %
 (1)________________________________________________________________    (2)_________________________________________________________
 (3)________________________________________________________________    (4)_________________________________________________________
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

AXAV1-2002                                                          E4293_a    1
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3. BENEFICIARY FOR INSURANCE ON PROPOSED INSURED (CONTINUED). Include Full Name
   and Relationship to Proposed Insured and %. If more than one, indicate %. Total must equal 100%. If additional space is needed, please use Section 20.

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
 B.  Contingent Beneficiary(ies): Name(s)         Relationship      %       Name(s)               Relationship                 %
 (1)__________________________________________________________________  (2)_________________________________________________________
 (3)__________________________________________________________________  (4)_________________________________________________________
 NOTE:  Unless otherwise requested, the contingent beneficiary will be the surviving children of the Insured in equal shares. If none survive, payment will be made to the Insured's estate. The Beneficiary(ies) under any Term Insurance Rider on a Child will be as stated in those riders, unless otherwise designated in Special Instructions. In any such designation, give full name and relationship of beneficiary(ies) to the insured.
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4. PLAN DESCRIPTION AND PREMIUM PAYMENT METHOD
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 PLAN NAME_______________________________________________________________        I.[ ] Salary Allotment (1) Unit Name_______________
 A. Base Policy Face Amount $ __________________________________________           (2) Register Date  _____/_____/______
 B. Guaranteed Issue Amount (if any) $___________________________________          (3) Unit/Sub Unit No. _________________
 C. Incentive Term Rider (ITR) Amount $_____________________ (Paramount Life Only) (4) Blanket No.    _________________
 D. Target Face Amount (Base Policy Face Amount plus ITR Amount) $______________   (5) Allotter's Name_________________
    (Paramount Life Only)                                                          (6) Allotter's No._________________
 E. Initial Premium Payment  $________________                                   J.[ ] Military Allotment: Branch___________________
 F. Planned Periodic Payments   $________________                                  (2) Register Date  _____/_____/______
 G. Death Benefit Option:  [ ] Option A [ ]  Option B  [ ]  Other_________________
 H. Premium Mode: [ ] Annual [ ] Semi-Annual [ ] Quarterly [ ] Monthly
    System-Matic (Complete S-M form and check applicable box below)
    [ ] Monthly  [ ]  Quarterly
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5.  OPTIONAL BENEFITS
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 A. [ ] Disability Premium Waiver*
 B. [ ] Disability - Waiver Monthly Deductions*
 C. [ ] OPAI. Option to Purchase Additional Insurance (Insert amount in 7d below.)
 D. [ ] Children's Term**  $ _________   Units __________
 E. Other__________________________________________________________
 SURVIVORSHIP VLI RIDERS
 F. [ ] Option to Split Upon Divorce
 G. [ ] Estate Protector (If elected insert 122%) _____%
 H. [ ] Other_____________________________________
 * JUVENILE LIMITATIONS: If applied for, the Disability Waiver Benefits are effective only if the Child becomes totally disabled on or after the Child's 5th birthday.
 **If coverage is elected, be sure to complete applicable parts of Question 6 and answer Questions 12 through 19 with respect to the
   Children for Term Insurance Rider.
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6.  COMPLETE FOR PROPOSED CHILDREN'S TERM RIDER OR JUVENILE INSURANCE
    Also answer Questions 12 through 19 with respect to Proposed Children under Children's Term Rider.
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 A. Title  [ ] Mr.  [ ] Mrs. [ ]  Ms.  [ ]  Miss  [ ] Other Title____________________________
 B. Children for Term Insurance Rider (Use Special Instructions if more space is needed.)*
____________________________________________________________________________________________________________________________________
    First                                        Middle                                          Last
 Date of Birth Mo.____ Day______ Yr.___________ Sex [ ] M [ ] F Relationship to Owner_______________________________________________
____________________________________________________________________________________________________________________________________
    First                                        Middle                                          Last
 Date of Birth Mo. ___ Day______ Yr.___________ Sex [ ] M [ ] F Relationship to Owner_______________________________________________
____________________________________________________________________________________________________________________________________
    First                                        Middle                                          Last
 Date of Birth Mo. ___ Day______ Yr.___________ Sex [ ] M [ ] F Relationship to Owner_______________________________________________
 * NOTE: To be eligible, children (including stepchildren and legally adopted children) must not have reached their 18th birthday.
   Coverage does not begin until a child is 15 days old.
 C. For Juvenile Insurance (Ages 0-14): (1) Will there be more life insurance in effect on this Child than on any other child in the family? ... [ ] Yes  [ ] No
    If "Yes," explain                                      (2) Total Life Insurance in effect on Applicant: $_______________________
                                                           (3) Name of Applicant if other than the Policy Owner ____________________
                                                                                         (Relationship to Child)____________________
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 7. OPAI. COMPLETE IF EXERCISING OPTION TO PURCHASE ADDITIONAL INSURANCE
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  A. (1) [ ] Regular; (2) [ ] Birth or Adoption; Child's Name_______________; Date of Birth or Adoption __/__/___; (3) [ ] Alternate
  B. Existing original policy no. ___________________________ C. Option Date __/__/__  D. Option Amount $___________________________
  E. If applying for Disability Premium Waiver, is Proposed Insured now totally disabled as defined in the Disability Premium Waiver
     Provision of the original policy indicated above in b.?........................................................ [ ]  Yes [ ] No
  This  application  is made under a provision in the existing  policy  indicated in 7.b.  above,  permitting  the purchase of additional individual  life insurance (the "Option  Provision").  If this  application is made within the time allowed and in accordance  with the other terms in the Option  Provision,  including  timely  payment of the full first  premium  for the additional  insurance, then the additional insurance shall take effect upon the terms of the policy the Insurer would issue.
  Otherwise,  the additional insurance shall not take effect. (Answer  Questions 12 through 19 only if evidence of insurability is required in connection with an optional  benefit or any excess of the insurance amount applied for over the insurance amount permitted by the Option Provision.)
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
AXAV1-2002                                                          E4293_a   2

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8.  INITIAL ALLOCATIONS TO INVESTMENT OPTIONS*

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INCENTIVE LIFE/SURVIVORSHIP INCENTIVE LIFE              (WHOLE PERCENTAGES ONLY)
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                                                           For Premiums       For Deductions
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
 Guaranteed Interest Account                                              %                %
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 AXA Premier VIP Core Bond                                                %                %
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 AXA Premier VIP Health Care                                              %                %
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 AXA Premier VIP International Equity                                     %                %
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 AXA Premier VIP Large Cap Core Equity                                    %                %
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 AXA Premier VIP Large Cap Growth                                         %                %
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 AXA Premier VIP Large Cap Value                                          %                %
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 AXA Premier VIP Small/Mid Cap Growth                                     %                %
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 AXA Premier VIP Small/Mid Cap Value                                      %                %
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 AXA Premier VIP Technology                                               %                %
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 EQ/Alliance Common Stock                                                 %                %
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 EQ/Alliance Growth and Income                                            %                %
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 EQ/Alliance Intermediate Government Securities                           %                %
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 EQ/Alliance International                                                %                %
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 EQ/Alliance Money Market                                                 %                %
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 EQ/Alliance Premier Growth                                               %                %
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 EQ/Alliance Small Cap Growth                                             %                %
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 EQ/Balanced                                                              %                %
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 EQ/Bernstein Diversified Value                                           %                %
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 EQ/Capital Guardian U.S. Equity                                          %                %
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 EQ/Emerging Markets Equity                                               %                %
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 EQ/Equity 500 Index                                                      %                %
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 EQ/FI Mid Cap                                                            %                %
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 EQ/FI Small/Mid Cap Value                                                %                %
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 EQ/High Yield                                                            %                %
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 EQ/J.P. Morgan Core Bond                                                 %                %
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 EQ/Lazard Small Cap Value                                                %                %
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 EQ/Marsico Focus                                                         %                %
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 EQ/Mercury Basic Value Equity                                            %                %
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 EQ/MFS Emerging Growth Companies                                         %                %
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 EQ/Putnam International Equity                                           %                %
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 EQ/Small Company Index                                                   %                %
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   TOTAL                                                               100%             100%
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

* Your Policy Account will be allocated according to these percentages on the first business day 20 days after the date of issue of your policy. Before that time, all Policy Account allocations (except to Guaranteed Interest) will be to the Money Market Division. Consult the prospectus for investment option information.


AXAV1-2002                                                      E4293-b       2A
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
 9. SUITABILITY
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
 A.  Have you, the Proposed Insured or the Owner, if other than the Proposed Insured, received:
     (1) a prospectus for policy(ies) applied for?................................................................. [ ]  Yes [ ] No
        Date of prospectus ___/___/___. Date of any supplements(s) ___/___/___; ___/___/___; ___/___/___.
     (2) a prospectus for the designated investment company(ies)?.................................................. [ ]  Yes [ ] No
        Date of prospectus ___/___/___. Date of any supplements(s) ___/___/___; ___/___/___; ___/___/___.
     (3) any other prospectus not included above?.................................................................. [ ]  Yes [ ] No
        Date of prospectus ___/___/___. Date of any supplements(s) ___/___/___; ___/___/___; ___/___/___.
        Date of prospectus ___/___/___. Date of any supplements(s) ___/___/___; ___/___/___; ___/___/___.
        Date of prospectus ___/___/___. Date of any supplements(s) ___/___/___; ___/___/___; ___/___/___.
        Date of prospectus ___/___/___. Date of any supplements(s) ___/___/___; ___/___/___; ___/___/___.
        Date of prospectus ___/___/___. Date of any supplements(s) ___/___/___; ___/___/___; ___/___/___.
 B.   Do you  understand  that (i) policy  values  reflect  certain  deductions  and  charges  and may  increase or decrease depending on credited  interest for Guaranteed  Interest Account and/or the investment  experience of Separate Account
      Funds and (ii) the cash value may be subject to a  surrender  charge,  if any,  upon policy  surrender,  lapse or face amount reduction?............................................................................................ [ ] Yes  [ ] No
 C.   With this in mind, is (are) the policy(ies) in accord with your insurance and long-term investment objectives and anticipated financial needs? ............................................................................................ [ ] Yes  [ ] No
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10. FINANCIAL INFORMATION
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A.  PROVIDE INCOME FOR THE PROPOSED INSURED OR APPLICANT. IF JUVENILE INSURANCE (AGES 0-14), PROVIDE INCOME FOR APPLICANT.
    i.  Gross annual compensation (Salary, Commissions, Bonuses, etc.):          $__________________
                                                                                   (Current Rate)
    ii. Other Income (Dividends, Interest, Net Real Estate, etc.):               $__________________
                                                                                   (Past 12 months)
    Total Income before Taxes                                                    $__________________
    iii. Net Personal Worth:                                                     $__________________
B.  PROVIDE INCOME IF BUSINESS WILL OWN THE INSURANCE.

                                        CURRENT YEAR                    PREVIOUS FULL YEAR
        TOTAL BUSINESS ASSETS:          $_____________________          $________________________
        TOTAL LIABILITIES:              $_____________________          $________________________
        TOTAL BUSINESS NET WORTH:       $____________________           $________________________
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11. GUARANTEED ISSUE (ANSWER 11. IF GUARANTEED ISSUE ONLY IS BEING APPLIED FOR, THEN SKIP 12 THROUGH 19 AND COMPLETE 21 (IF
    APPLICABLE).
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A.  Was the Proposed Insured actively at work at least 30 hours per week at his or her customary place of employment for at least
    30 days (excluding vacations) prior to the date of this application?........................................... [ ] Yes  [ ] No
B.  Is the Proposed Insured actively at work on the date of this application? (if "No" to a. or b. give full details in 20.)........................................................................................................ [ ] Yes  [ ] No
C.  Will any existing insurance or annuity be replaced or changed (or has it been) assuming the insurance applied for will be issued?  .......................................................................................................[ ] Yes  [ ] No
     (if "Yes" give full details in 20.)
D.  Has the proposed insured:
              (i) Ever Smoked Cigarettes?...........................................................................[ ] Yes  [ ] No
              (ii) Ever used any other form of tobacco?.............................................................[ ] Yes  [ ] No
                 If Yes to (i) or (ii), give type of tobacco used___________________________ date of last use ____/____/______, date cigarette last smoked ____/____/______.
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

AXAV1-2002                                                                     3
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
OTHER INFORMATION For any "Yes" response, provide full details.
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HAS THE PROPOSED INSURED AND/OR CHILD:
12.  A. Ever had a driver's license suspended or revoked or, within the last 10 years, been convicted of reckless or negligent driving or driving under the influence of alcohol or drugs? ...............................................[ ] Yes  [ ] No
        (If "Yes," include dates, types of violation, and reason for suspension or revocation.)
     B. Any plans to travel or reside outside the United States? ..................................................[ ] Yes  [ ] No
     C. Any other life insurance now in effect or application now pending? ........................................[ ] Yes  [ ] No
        (Give companies, amounts and policy numbers.)
        i.  INSURANCE IN FORCE (ALL COMPANIES)                             II. INSURANCE APPLIED FOR (ALL COMPANIES)
        PURPOSE          FACE AMOUNT          COMPANY & POLICY #                 FACE AMOUNT       COMPANY & POLICY #
        PERSONAL       $_____________        ____________________              $_______________   ____________________
        BUSINESS       $_____________        ____________________              $_______________   ____________________
        Total In Force $_____________        ____________________              $_______________   ____________________
                                            Amount applied for elsewhere is  competitive          additional.
     D. Been disabled for 2 or more weeks within the last 2 years? ................................................[ ] Yes  [ ] No
13.  A. In the last year flown other than as a passenger or plan to do so? ........................................[ ] Yes  [ ] No
        If "Yes," enter total flying time at present ______ hours; last 12 mos.____ hours; next 12 mos.___  est. hours.
        (Complete Aviation Supplement for crop dusting; pilot instruction; or commercial, competitive, helicopter, military, stunt or test flying.)
     B. Engaged within the last year or any plan to engage in motor racing on land or water, underwater diving, skydiving, ballooning, hang gliding, parachuting or flying ultra-light aircraft? (If "Yes," complete Avocation
        Supplement.) ..............................................................................................[ ] Yes  [ ] No
     C. Ever had an application for life or health insurance that was declined, required an extra premium or other modification? .............................................................................................[ ] Yes  [ ] No
        (If "Yes," state companies and provide full details.)
     D. Replaced or changed any existing insurance or annuity (or any plan to do so) assuming the insurance applied for will be issued? ...................................................................................................[ ] Yes  [ ] No
        (If "Yes," state companies, plans and amounts.)
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ANSWER QUESTIONS 12-17 ONLY IF NON-MEDICAL
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14.  A. Proposed Insured: Height _____ Ft. _____ In.; Weight_____ lbs.  Child: Height _______Ft _______In.;  Weight __________ lbs.
     B. Proposed Insured Attending Physician Information:__________________________________________________________________________
                                                        Physician's Name (If no physician, so state)   Address, Tel. #
     C. Date and reason last consulted if within the last 5 years: ________________________________________________________________
     D. What treatment was given or recommended? (If none, so state) ______________________________________________________________
HAS THE PROPOSED INSURED:
15.  A. Ever had or been treated for heart trouble, stroke, high blood pressure, chest pain, diabetes, tumor, cancer, respiratory or neurological disorder? .....................................................................[ ] Yes  [ ] No
     B. In the last 5 years, consulted a physician, or been examined or treated at a hospital or other medical facility? .................................................................................................[ ] Yes  [ ] No
        (Include medical checkups in the last 2 years. Do not include colds, minor injuries or normal pregnancy.)
16.  A. Ever smoked cigarettes? ...................................................................................[ ] Yes  [ ] No
     B. Ever used any other form of tobacco? ......................................................................[ ] Yes  [ ] No
        If Yes to a. or b., give type of tobacco used _____________________, date of last use ____/____/______, date cigarette last smoked ____/____/______.
17.  In the last 10 years:
     A. Used, except as legally prescribed by a physician, tranquilizers, barbiturates or other sedatives; marijuana, cocaine, hallucinogens or other mood-altering drugs; heroin, methadone or other narcotics; amphetamines or other stimulants; or any other illegal or controlled substances? .......................................[ ] Yes  [ ] No
     B. Received counseling or treatment regarding the use of alcohol or drugs including attendance at meetings or membership in any self-help group or program such as Alcoholics Anonymous or Narcotics Anonymous? .........[ ] Yes  [ ] No
18.  In the last 10 years, been:
     A. Diagnosed by a member of the medical profession as having Acquired Immune Deficiency Syndrome (AIDS)
        or AIDS-Related Complex (ARC)? ............................................................................[ ] Yes  [ ] No
     B. Treated by a member of the medical profession for AIDS or ARC? ............................................[ ] Yes  [ ] No
       ----------------------------------------------------------------------------------------------------------------------------
19.    FAMILY HISTORY                   AGE IF LIVING  CAUSE OF DEATH                                               AGE AT DEATH
       -------------------------------- -------------- ------------------------------------------------------------ ---------------
       Father
       -------------------------------- -------------- ------------------------------------------------------------ ---------------
       Mother
       -------------------------------- -------------- ------------------------------------------------------------ ---------------
       Sibling
       -------------------------------- -------------- ------------------------------------------------------------ ---------------
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

AXAV1-2002                                                                     4
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
20.  DETAILS/SPECIAL INSTRUCTIONS/ADDITIONAL INFORMATION FOR EACH "YES" ANSWER GIVE QUESTION NUMBER, NAME OF PERSON(S) AFFECTED, AND
     FULL DETAILS. FOR 12-19 INCLUDE CONDITIONS, DATES, DURATIONS, TREATMENT AND RESULTS, AND NAMES AND ADDRESSES OF PHYSICIANS AND
     MEDICAL FACILITIES.
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  QUES. NO.      NAME OF PERSON                            DETAILS (Attach additional sheets if more space needed.)
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
21. COMPLETE IF MONEY IS PAID OR AN APPROVED PAYMENT AUTHORIZATION IS SIGNED BEFORE THE POLICY IS DELIVERED:
    If Guaranteed Issue only is being applied for, complete 21A, otherwise complete 21B.
A.  Have the undersigned read and do they agree to the conditions of Equitable's Temporary Insurance Agreement, including (i) the requirement that all the conditions of the Agreement must be met before any temporary insurance takes effect, and (ii) the
    $1,000,000 insurance amount limitation?                                                                     [ ] Yes [ ] No
    (If `No,' or if Question  11a. or 11b. is answered `No,' money may not be paid nor an approved payment authorization signed before the policy is delivered.)
    [ ] AMOUNT PAID: $________ (Draw checks to the order of Equitable Life) [ ] APPROVED PAYMENT AUTHORIZATION SIGNED(copy attached)
B.  Have the undersigned read and do they agree to the conditions of Equitable's Temporary Insurance Agreement, including: (i) the requirement that all of the conditions in that Agreement must be met before any temporary insurance takes effect, and (ii) the
    $1,000,000 insurance amount limitation? [ ] Yes [ ] No
    (If "No," or if any Person Proposed for Insurance has been diagnosed or treated for Acquired Immune Deficiency Syndrome (AIDS)
    or AIDS-Related Complex (ARC) by a member of the medical profession within the last 10 years or had cancer, a stroke, or a heart attack within the last year, a premium may not be paid nor an approved payment authorization signed before the policy is delivered.)
    [ ] AMOUNT PAID: $________________ (Draw checks to the order of Equitable Life.)  [ ] APPROVED PAYMENT AUTHORIZATION SIGNED.
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22. SOCIAL SECURITY OR TAX I.D. NUMBER CERTIFICATION. I, the proposed policyowner, by my signature below, certify under penalties of perjury that (i) the number shown in question 2.c(1) or 1.g of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (ii) I am not subject to backup withholding because (a [ ] I am exempt from backup withholding, or (b) [ ] I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) [ ] the IRS has notified me that I am no longer subject to backup withholding, and (iii) [ ] I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item ii above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item ii does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.
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SIGN      SIGNATURE OF
HERE      U.S. PERSON                                                                  DATE
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

AXAV1-2002                                                                     5

AGREEMENT.  Each signer of this application agrees that:

(1). The statements and answers in all parts of this application are true and complete to the best of my (our) knowledge and belief. Equitable may rely on them in acting on this application.

(2). Equitable's Temporary Insurance Agreement states the conditions that must be met before any insurance takes effect if money is paid or an approved payment authorization is signed, before the policy is delivered. Temporary Insurance is not provided for a policy or benefit applied for under the terms of a guaranteed insurability option or a conversion privilege.

(3). Except as stated in the Temporary Insurance Agreement, no insurance shall take effect on this application: (a) until a policy is delivered and the full initial premium for it is paid, or an approved payment authorization is signed, while the person(s) proposed for insurance is (are) living; (b) before any Register Date specified in this application; and (c) unless to the best of my (our) knowledge and belief the statements and answers in all parts of this application continue to be true and complete, without material change, as of the time such premium is paid or an approved payment authorization is signed.

(4). No financial professional or medical examiner has authority to modify this Agreement or the Temporary Insurance Agreement, nor to waive any of Equitable's rights or requirements. Equitable shall not be bound by any information unless it is stated in Application Part 1 or Part 2.

(5). POLICY VALUES INCREASE OR DECREASE DEPENDING ON CREDITED INTEREST FOR THE GUARANTEED INTEREST ACCOUNT AND/OR INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT FUNDS AND REFLECT CERTAIN DEDUCTIONS AND CHARGES. THE DEATH BENEFIT MAY BE FIXED OR VARIABLE UNDER SPECIFIED CONDITIONS, AS DESCRIBED IN THE POLICY.
--------------------------------------------------------------------------------
     Illustrations of benefits, including death benefits, policy values and cash surrender values, are available on request.
--------------------------------------------------------------------------------



FRAUD WARNING NOTICE
--------------------------------------------------------------------------------
ARKANSAS/KENTUCKY/NEW MEXICO/PENNSYLVANIA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACT OWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

MAINE/D.C./LOUISIANA/OREGON/TENNESSEE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, OR A DENIAL OF INSURANCE BENEFITS.

NEBRASKA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION MAY BE GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

NEW JERSEY: ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

TEXAS: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

OHIO: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN ENROLLMENT FORM OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

ALL OTHER STATES (EXCEPT NEW YORK AND VIRGINIA)* WHERE FRAUD WARNINGS APPLY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

* FRAUD WARNING STATEMENTS DO NOT APPLY IN NEW YORK AND VIRGINIA.
--------------------------------------------------------------------------------



AVAV1-2002                                                                     6

                       ACKNOWLEDGEMENT AND AUTHORIZATIONS


ACKNOWLEDGEMENT OF UNDERWRITING PRACTICES. I (we) acknowledge that I (we) have received a statement of the Underwriting Practices of Equitable which describes from whom and why Equitable obtains information on my (our) insurability, to whom such information may be reported and how I (we) may obtain it. The statement also contains the notice required by the Fair Credit Reporting Act.

AUTHORIZATIONS:

TO OBTAIN HEALTH INFORMATION. I (we) authorize any physician, hospital, clinic, medical practitioner, medical testing laboratory, pharmacy or other health care provider, health plan or insurance company (including Equitable, with respect to other Equitable coverages) and the Medical Information Bureau to disclose to Equitable and its authorized representatives any and all information, whether fact or opinion, they may have about any diagnosis, treatment and prognosis regarding my (our) past, present or future physical or mental condition.

RE-DISCLOSURE OF HEALTH INFORMATION. I (we) understand that any disclosure of information to Equitable for the purpose of determining my (our) eligibility for coverage other than health plan coverage carries with it the potential for re-disclosure, meaning the information may no longer be protected by applicable state and/or federal privacy laws.

TO OBTAIN NON-HEALTH INFORMATION. I (we) authorize any employer, business associate, government unit, financial institution, consumer reporting agency, the Medical Information Bureau, my (our) broker-dealer and/or my (our) insurance agency and my (our) financial professional to disclose to Equitable and its authorized representatives any information they may have about my (our) occupation, avocations, finances, driving record, character and general reputation. I (we) authorize Equitable to obtain investigative consumer reports, as appropriate.

PURPOSE OF AUTHORIZATIONS. I (we) understand that the information obtained will be used by Equitable to determine my (our) eligibility for life insurance coverage and such other uses specified in accordance with the Underwriting Practices attached to this application. If a policy is issued to me (us), this information may also be used in the future in administering my (our) policy and processing claims made under the policy. In addition, information may be disclosed to the Medical Information Bureau (MIB) who, upon request, may disclose such information about you in its file to another member company with whom you apply for life or health insurance or to whom a claim for benefits may be submitted; when requested by a government agency; in connection with a legal or arbitration proceeding; or for other purposes as required or permitted by applicable law.

COVERAGE CONDITIONS. I (we) understand that Equitable is conditioning the issuance of coverage on the provision of this authorization, and that, while I
(we) may refuse to sign this authorization, my (our) refusal to do so could result in coverage not being issued.

ADDITIONAL AUTHORIZATIONS. You have advised me (us) that Equitable may request additional authorizations in order to obtain the information Equitable needs to complete its review of my (our) application and, if the policy is issued, in connection with any claim asserted under the policy. I (we) understand that I
(we) am not obligated to provide these additional authorizations but that, if I
(we) choose not to provide them, this application and any claim made under the policy, if issued, may be rejected.

DURATION. Unless otherwise revoked, I (we) agree that this authorization will expire on the earlier of the date that Equitable declines my application for coverage or, if a policy is issued, 24 months from the date of my (our) application. I (we) understand that I (we) may revoke my (our) authorizations at any time, except to the extent that (1) Equitable has taken action in reliance on this authorization or (2) other law provides Equitable with the right to contest a claim under the policy. If I (we) choose to revoke any authorization, this application and any claim made under the policy, if issued, may be rejected. My revocation must be submitted in writing to: Chief Underwriter, The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104.

COPY OF AUTHORIZATIONS. I (we) have a right to ask for and receive true copies of this Acknowledgement and Authorization Form and all other authorizations signed by me (us). I (we) agree that reproduced copies will be as valid as the original.

I, the undersigned, by my signature below understand that I am agreeing to all the terms and conditions of this application, including, but not limited to, the Acknowledgement and Authorization.

Dated at City _____________________________       X_________________________________________________________________________________
                                                  Signature of Proposed Insured, Authorized Representative or Applicant, if Proposed
                                                  Insured is a Child, Issue Ages 1-14

State _____________________________________       X_________________________________________________________________________________
                                                  Signature of Owner if not Proposed Insured or Applicant
                                                  (If a corporation, show firm's name and signature of authorized officer.)


on ________________________________________

--------------------------------------------------------------
Signature of Financial Professional (Registered
Representative)

--------------------------------------------------------------




AXAV1-2002                                                                     7

               REPRESENTATIVE REPORT (Please print in black ink.)

1. PURCHASE/PREMIUM PAYER
   A.  Check one or more: [ ] Insured [ ] Owner [ ] Relative of Insured [ ] Applicant (for child) [ ] Business [ ] Trust
        [ ] Business Assoc.
        Split Dollar/Bus  (Other)__________________________________________________________________________________________________
   B.  If the Purchaser is a Corporation or Partnership, state names of officers or partners and amounts on their lives owned by the
       Purchaser:
   Name:                           Amount of Insurance             Name:                        Amount of Insurance
   1)_____________________________ $_____________________________  3)__________________________ $___________________________________
   2)_____________________________ $_____________________________  4)__________________________ $___________________________________

2. GENERAL
   A.  (1) How long have you known the Prop. Insured? _______. (2) Your relationship to the Prop. Insured, if any __________________
   B.  If Prop. Insured is a Child (issue ages 0-14), when did you last see Child? _________________________________________________

3.  REFERENCES:
     ATTORNEY:

    ________________________________________________________________________________________________________________________________
     Name                                        Business Address                                               Telephone No.

     ACCOUNTANT:

    ________________________________________________________________________________________________________________________________
     Name                                        Business Address                                               Telephone No.

     BANKS:

    ________________________________________________________________________________________________________________________________
     Name                                        Branch                                                         Title of Account

     Other Business Reference(s) who has (have) known applicant several years:

    ________________________________________________________________________________________________________________________________
     Name                                        Business Address                                               Telephone No.

    ________________________________________________________________________________________________________________________________
     Name                                        Business Address                                               Telephone No.

4.  Previous Business Address (To be completed ONLY if applicant has been at present business address for less than two years.)
     BUSINESS:

    ________________________________________________________________________________________________________________________________
     Company Name                      Street Address                 City                 State      County        Zip Code

     Have bankers, attorney and accountant been authorized to release information?    [ ]  Yes   [ ]  No
     (If no, explain)_______________________________________________________________________________________________________________
5. COMPLIANCE INFORMATION -- THESE QUESTIONS MUST BE COMPLETED WITH RESPECT TO THE OWNER.
   A.  Is the Owner a member of the National Association of Securities Dealers, Inc. (NASD)?  [ ]   Yes  [ ]  No
   B.  PERSONAL INCOME __________________ FAMILY INCOME   __________________ NET INCOME (last fiscal quarter)_______________________
       Enter Personal Income AND Family Income if Personal Insurance OR Net Income if Business Insurance.
   C.  LIQUID NET WORTH ________________ TOTAL NET WORTH _______________NET
WORTH (last fiscal quarter) ____________________________
       Enter Liquid Net Worth AND Total Net Worth if Personal Insurance OR Net Worth Last Fiscal Quarter if Business Insurance.
   D.  Has client purchased a Financial Plan from AXA Advisors, LLC? [ ] Yes  [ ] No         Plan # ________________________________

CHECK PERSONAL OR BUSINESS AND COMPLETE THAT SECTION ONLY.
   E.  [ ] PERSONAL INSURANCE
   F.  [ ] BUSINESS INSURANCE
------------------------------------------------------------------------------------------------------------------------------------

  (1) OCCUPATION     [ ] Professional/Technical [ ] Doctor (MD, DD, DC, DPM, Psychiatrist, Prac Psychologist) [ ] Dentist [ ] Lawyer
      [ ] Accountant [ ] Engineer [ ] Architect [ ] Teacher (Elem - HS) [ ] Teacher (College) [ ] Health Care Worker    [ ] Top Mgmt
      [ ] Mid Mgmt   [ ] Bus. Owner/Partner     [ ] (Other) ________________________________________________________________________
  (2) INVESTMENT OBJECTIVE [ ] Safety of Principal [ ] Income         [ ] Growth         [ ] Aggressive Growth   [ ] Income & Growth
  (3) RISK TOLERANCE       [ ] Aggressive          [ ] Moderate       [ ] Conservative
  (4) MARITAL STATUS       [ ] Married             [ ] Single         [ ] Separated      [ ] Divorced            [ ] Widowed
  (5) NO. OF DEPENDENTS _____________________    (6) TAX BRACKET ______________________
  (7) PURPOSE OF INSURANCE   [ ] Estate Planning  [ ] Family Protection [ ] Charitable   [ ] Children's Educ. [ ] Retirement Income
      [ ] Savings/Investment [ ] Parent Care Fund [ ] Disability Income [ ] Medical Expenses [ ] Mortgage Protection
      [ ] Pension Maximization (Other) _____________________________________________________________________________________________
  (8) ASSETS/INVESTMENTS [ ] Cash $_________________________  [ ] CDs $______________________ [ ] Bonds $___________________________
      [ ] Annuities $____________________________  [ ] Mutual Funds $______________________   [ ] Stocks $__________________________
      [ ] (Other) __________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

RR-1                                                                           8

------------------------------------------------------------------------------------------------------------------------------------
   (1) Persons authorized to transact business on behalf of Owner:
   (2) Name: __________________________________________________ Title: _____________________________________________________________
   (3) Name: __________________________________________________ Title: _____________________________________________________________
   (4) Name: __________________________________________________ Title: _____________________________________________________________
   (5) Total Assets (as of last fiscal quarter): $________________
   (6) PURPOSE [ ] Key Person  [ ] Buy out Funding  [ ] Deferred Comp.  [ ] Salary Continuation  [ ] Executive Bonus
       [ ] Overhead Expense  [ ] Qualified Retirement Plan [ ] Investment/Savings  [ ] 401(k) Plan  [ ] 125 Cafeteria Plan
       [ ] Group Life Carve Out  [ ]  (Other) ______________________________________________________________________________________
   (7) TYPE OF BUSINESS  [ ] Manufacturing  [ ] Wholesale  [ ] Transportation  [ ] Agriculture  [ ] Construction  [ ] Service
       [ ] Professional Service  [ ] Mining [ ] Retail       [ ]  Financial, Real Estate        [ ] Insurance
       [ ] (Other) _________________________________________________________________________________________________________________
   (8) NO. OF EMPLOYEES [ ] one   [ ] 2-9    [ ] 10-24   [ ]  25-49    [ ] 50-99     [ ] 100-499     [ ] 500+
------------------------------------------------------------------------------------------------------------------------------------

6. MARKETING INFORMATION-- SOURCE [ ] Client (Incl. Family) [ ] Orphan [ ] Cold Canvass [ ] Trade Shows  [ ] Direct Mail/Advertising
     [ ] Referred Lead [ ] Personal Contact [ ] Friend/Neighbor [ ] Access Account [ ] Seminar [ ] Telemarketing [ ] Stockholder
     [ ] Internet [ ] Administrative Mailing [ ] Service Center Contact/Referral [ ] Third Party Endorsement [ ] Dual Professional
     Program
     [ ] (Other) ___________________________________________________________________________________________________________________

7. BASIS OF AMOUNT APPLIED FOR:
   A. WHO DETERMINED AMOUNT?
      [ ]  PROPOSED INSURED [ ]  ACCOUNTANT [ ]  ATTORNEY [ ]  FINANCIAL PROFESSIONAL [ ]  OTHER (SPECIFY)
   B. HOW WAS THE AMOUNT DETERMINED?
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
   C. HAVE BANKERS, ATTORNEY AND ACCOUNTANT BEEN AUTHORIZED TO RELEASE INFORMATION?           [ ]   YES  [ ]   NO
      (IF NO, EXPLAIN) ____________________________________________________________________________________________________________
8. REMARKS/OTHER PERTINENT INFORMATION:                 [ ]  Concurrent Application     [ ]    International Underwriting Program
   _________________________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________

9. COMPENSATION -- choose one of the two options below:
   A. [ ] Premium Based Compensation
   B. [ ] Asset Based Compensation
   If neither a. nor b. is checked, the default compensation will be b. (Asset Based Compensation).

10.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          4                              5
                                         Financial  Professional               [Do not prepay or annualize      [Prepay or annualize
   Financial Professional(s) Name(s)               Number            %                commissions]                    commissions]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
OFFICE USE
NOC REC'D DATE: ______________ APP/POL# _____________________
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
11.  Will any existing insurance be replaced or changed (or has it been) assuming the insurance applied for will be issued? [ ] Yes
     No [ ]
12.  I certify that I have asked and recorded completely and accurately the answers to all questions on the application Part 1, and know of nothing affecting the risk that has not been recorded herein.

     [ ] I HAVE witnessed the signatures required on Part 1.
     [ ] I HAVE NOT witnessed the signatures required on Part 1.
        (Explain in Remarks)


     Registered
     Representative's
     Signature __________________________________________               Date _______________________________
----------------------------------------------------------------------- ------------------------------------------------------------

THIS FORM SHOULD ACCOMPANY THE AUTHORIZATION AND ACKNOWLEDGEMENT FORM. IN ADDITION, FINANCIAL PROFESSIONAL: PLEASE GIVE TO PROPOSED INSURED.
              ------------------------------------------------------------------
                 YOUR INSURANCE APPLICATION & HOW IT IS HANDLED AT THE EQUITABLE
              ------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITING PRACTICES

UNDERWRITING. Our evaluation of your application begins with the medical history you furnish. Since we rely on the accuracy and completeness of your answers, we may verify them both before and after a policy is issued. This description is not intended to limit or alter the authorization provided in conjunction herewith. In the event of any inconsistencies, the terms of the actual Authorization will control.

SOURCES OF INFORMATION. We may request additional information from physicians, hospitals, clinics, medical practitioners, medical testing laboratories, pharmacies, other health care providers, health plans, the Medical Information Bureau, other insurers to which you have applied, your employer, business associates, financial institutions, governmental units, consumer reporting agencies and your financial professional.

Your signature on the Acknowledgement and Authorization Form and any additional authorizations we may request permit us to make these inquiries. They may be made by personal interview, by telephone or in writing. We do not ask other insurers for their underwriting decision on your application. You have the right to know (usually through a physician you name) what information we have concerning you, and if it is incorrect, to have it corrected. If you want more information about this, contact your financial professional. If we request information about you from an insurance support organization, they may also furnish this information to others authorized by you. In this connection, the federal and various state Fair Credit Reporting Acts require that you be given this notice:

      To help establish eligibility for insurance, an investigative consumer report (including information on finances, character and general reputation) may be requested. It would be based on interviews with your employer, business associates, financial institutions, governmental units, and references you name. You may also ask to be interviewed yourself.

      You may write to us for more complete details on consumer reports. You also have the right to know whether a consumer report was made, the name and address of the agency which made it, and to obtain a copy of the report from them. You can obtain a summary of all your rights under the Fair Credit Reporting Act from the Consumer Reporting agency.

REPORT OF ADVERSE DECISION. If an adverse underwriting decision is made on your application, you will be notified and given the reason for this as well as instructions for obtaining further details. If you believe this decision was based on erroneous information, you should contact your financial professional.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
RELEASE OF INFORMATION. Equitable is committed to protecting the confidentiality and security of all information we obtain about you. Equitable will not sell or rent information about you or disclose it to others for marketing purposes. Equitable will only disclose health information about you to affiliates and third parties in connection with underwriting your application, administering your policy and processing claims. Equitable may disclose non-health information about you to affiliated companies and third parties, such as service providers retained to assist Equitable in conducting its day to day operations. Affiliates and third parties assist Equitable in a number of ways, such as printing and mailing account statements, processing premium payments and insurance claims, issuing reinsurance, providing marketing assistance and supporting computer processing activities. Equitable may also share non-health information about you with affiliates to acquaint you with products and services they offer which may be of interest to you. Information about you including health information, may also be disclosed to the Medical Information Bureau, when requested by a governmental agency, in connection with a legal or arbitration proceeding or for other purposes as required or permitted by law.

WHERE TO WRITE TO US. Your financial professional will be pleased to give you the address of our office to which you can write concerning any of the matters discussed above.

MEDICAL INFORMATION BUREAU (MIB)

The MIB is a non-profit organization of life insurance companies. Its members exchange information in order to protect the majority of applicants from the few who might not disclose significant facts in applying for coverage. Member companies report to it information of underwriting significance as authorized by applicants and policy holders. This information is, in turn, available only to other member companies when appropriately authorized to secure it.

While the MIB may help us identify areas about which we need additional information for our underwriting evaluation, we do not use MIB reports as the basis for our underwriting decisions.

Upon request, the MIB will arrange for disclosure to you of any information it may have concerning you. If you question the accuracy of this information, you may request a correction according to the federal Fair Credit Reporting Act. You may contact MIB at Post Office Box 105, Essex Station, Boston, MA 02112.
Telephone: (617) 426-3660.
--------------------------------------------------------------------------------


              PLEASE READ THIS INFORMATION--IT IS FOR YOUR BENEFIT

IF GUARANTEED ISSUE ONLY IS BEING APPLIED FOR,
"PART A: TEMPORARY INSURANCE AGREEMENT FOR GUARANTEED ISSUE " applies, otherwise, Part B below applies.
--------------------------------------------------------------------------------
           PART A: TEMPORARY INSURANCE AGREEMENT FOR GUARANTEED ISSUE
 The Equitable Life Assurance Society of the United States, 1290 Avenue of the
                          Americas, New York, NY 10104


We will pay an insurance benefit to the beneficiary named in the application if a Person Proposed for Insurance dies while this Agreement is in effect. Any coverage provided under this Agreement is temporary and is subject to the Conditions to Coverage stated below. The Temporary Insurance will be in the amount applied for (subject to the Amount Limitation below) and in accordance with the terms of the policy we would issue.

(In this Agreement, "we," "our" and "us" mean The Equitable.)

Conditions to Coverage: The following conditions must be met before any Temporary Insurance takes effect:

(1) A completed and properly signed Application must be given to The Equitable; and

(2) The amount paid in consideration for this agreement must be enough to provide at least three months' coverage for the death benefit and for any benefits provided by riders, or a properly signed approved payment authorization must be submitted; and

(3) To the best of the knowledge and belief of those signing the application, the statements and answers in the application were true and complete when made, and continue to be true and complete, without material change when money is paid or the approved payment authorization is signed; and

(4)  Questions 9a. and 9b. must have been answered "Yes."

Effective Date: If all of the above conditions are met, then Temporary Insurance shall take effect on the date money is paid or the approved payment authorization is signed.

Amount: The Temporary Insurance will be in the amount applied for (subject to the amount limitation below) and in accordance with the terms of the policy we would issue.

Amount Limitation: The amount of insurance in effect on the life of the Proposed Insured under all Temporary Insurance Agreements issued by The Equitable or its subsidiaries or affiliates shall not exceed $1,000,000.

Termination of Temporary Insurance: Insurance under this Agreement will end upon the earliest of the following:

(1) When we issue a policy as applied for and the full initial premium for it is paid or an approved payment authorization is signed; or

(2) Twenty days after we issue a policy other than as applied for; or when that policy is either accepted or refused, if sooner; or

(3) Five days after we mail a notice declining the application and enclosing a refund of any money paid; or

(4) The 90th day after the date of the application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PART B: TEMPORARY INSURANCE AGREEMENT
 The Equitable Life Assurance Society of the United States, 1290 Avenue of the
                          Americas, New York, NY 10104

(In this Agreement, "we," "our" and "us" mean The Equitable Life Assurance Society of the United States.)

We will pay an insurance benefit to the beneficiary named in the application if a Person Proposed for Insurance dies while this Agreement is in effect. For joint survivorship life policies, the insurance benefit is payable upon the death of the second of the Proposed Insured Persons to die, unless a rider is applied for which provides an insurance benefit to be paid upon the death of either Proposed Insured Person. Any coverage provided under this Agreement is temporary and is subject to the Conditions to Coverage stated below. The Temporary Insurance will be in the amount applied for (subject to the Amount Limitation below) and in accordance with the terms of the policy we would issue.

Conditions to Coverage: All of the following conditions must be met before any Temporary Insurance takes effect:

(1) A completed and properly signed application Part 1 and, if required by our published underwriting rules, Part 2 must be given to us; and

(2) The amount paid in consideration for this agreement must be enough to provide at least three months' coverage for the death benefit and for any benefits provided by riders; or a properly signed approved payment authorization must be submitted; and

(3) To the best of the knowledge and belief of those signing the application, the statements and answers in all parts of the application were true and complete when made and continue to be true and complete, without material change, when the premium is paid or the approved payment authorization is properly completed and signed; and

(4) No Person Proposed for Insurance has been diagnosed or treated for Acquired Immune Deficiency Syndrome (AIDS) or AIDS-Related Complex (ARC) by a member of the medical profession within the last 10 years or had cancer, a stroke, or a heart attack within the last year.

When Temporary Insurance Begins: If all of these conditions are met, then Temporary Insurance shall take effect on the life of a Person Proposed for Insurance on the later of: (a) the date money is paid or the approved payment authorization is signed; or (b) if an application Part 2 is initially required as to that person by our published underwriting rules, the date that Part 2 is completed.

If a Person Proposed for Insurance dies as a result of accidental bodily injury, directly and independently of all other causes, before a required application
Part 2 for that person is completed, then the Temporary Insurance will be in effect unless it terminated earlier.

Amount Limitation: The amount of insurance in effect on the life of any Person Proposed for Insurance under all Temporary Insurance Agreements issued by The Equitable Life Assurance Society of the United States, or its other subsidiaries or affiliates, shall not exceed $1,000,000 in total.

When Temporary Insurance Ends: Insurance under this Agreement will end upon the earliest of the following:

(1) When we issue a policy as applied for and the full initial premium for it is paid; or

(2) Thirty days after we issue a policy other than as applied for or, if sooner, when that policy is either accepted or refused; or

(3) Five days after we mail a notice declining the application and enclosing a refund of any premium paid; or

(4) The 90th day after the date of Part 1 of the application.

Coverage Not Provided: No coverage is provided under this Agreement for a policy or benefit applied for under the terms of a guaranteed insurability option or a conversion privilege.

No disability waiver of monthly deductions benefit is provided under this agreement.
--------------------------------------------------------------------------------

AXAV1-2002                                                                    11

--------------------------------------------------------------------------------
IMPORTANT: No Temporary Insurance shall take effect except as stated in the Temporary Insurance Agreement.



AXAV1-2002
--------------------------------------------------------------------------------


                        THIS RECEIPT MUST NOT BE DETACHED
                UNLESS THE APPLICATION IS SIGNED AND EITHER MONEY
                  IS COLLECTED OR AN APPROVED PAYMENT DEDUCTION
                            AUTHORIZATION IS SIGNED.


--------------------------------------------------------------------------------
Received from __________________________________________________________________

[ ] a signed approved payment authorization, or

[ ] $_____________ for proposed insurance on the life of each Person Proposed for Insurance in accordance with an application to The Equitable Life Assurance Society of the United States (Equitable).

Dated at _____________________ on ____________________________

Financial Professional__________________________________________________________

Checks must be drawn to the order of Equitable and are received subject to collection.

                                     RECEIPT

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE FINANCIAL PROFESSIONAL OR LEAVE THE PAYEE BLANK.
--------------------------------------------------------------------------------


AVAX1-2002                                                                    12